Pledged Assets	6 Months Ended
Oct. 31, 2025
Pledged Assets [Abstract]
Pledged assets

Note 6 – Pledged assets

In order to accelerate the cash collection, the Company factored certain accounts receivable to a third-party factor without recourse. The certain factored accounts receivable did not have the characteristics of a participating interest as the transferee was entitled to receive cash before the Company. Therefore, the factoring transactions did not qualify for sale accounting and the consideration for the transactions were accounted for as secured borrowings. As the third-party factor has the right to sell or repledge the factored accounts receivable, it is presented as pledged assets on the balance sheet. The Company had pledged assets of nil and JPY21,000,000 (USD 136,319) as of April 30, 2025 and October 31, 2025, respectively.